UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Catalyst Biosciences, Inc.

(Name of registrant as specified in its charter)

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Your Vote Counts! CATALYST BIOSCIENCES, INC. 2021 Annual Meeting Vote by June 8, 2021 11:59 PM ET CATALYST BIOSCIENCES, INC. 611 GATEWAY BOULEVARD SUITE 710 SOUTH SAN FRANCISCO, CA 94080 D47682-P49632 You invested in CATALYST BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021. Get informed before you vote View the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 9, 2021 8:00 A.M. PT Virtually at: www.virtualshareholdermeeting.com/CBIO2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect two Class III directors to hold office until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified: Nominees: For 01) Errol B. De Souza, Ph.D. 02) Sharon Tetlow 2. To amend the Catalyst Biosciences, Inc. 2018 Omnibus Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares. For 3. To approve the compensation of the Company’s Named Executive Officers in a non-binding advisory vote. For 4. To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company For for its fiscal year ending December 31, 2021. NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D47683-P49632